UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2018

VITAXEL GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-201365	30-0803939
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150-Kuala Lumpur, Malaysia	N/A
(Address of principal executive offices)	(Zip Code)

603.2143.2889

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      Change in Registrant's Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On June 20, 2018, Vitaxel Group Limited (the “Company”) dismissed BF Borgers CPA PC ("BFB") as the Company's independent registered public accounting firm, effective immediately.

The audit reports of BFB on the consolidated financial statements of the Company for the most recent fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for a “going concern” contingency.

During the Company's most recent fiscal year ended December 31, 2017 and during the subsequent interim period from January 1, 2018 through June 19, 2018, (i) there were no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BFB's satisfaction, would have caused BFB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BFB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of BFB 's letter to the SEC stating whether it agrees with the statements made in this report is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On June 20, 2018, the Board of Directors of the Company engaged Dale Matheson Carr-Hilton LaBonte LLP ("DMCL") as the Company's independent registered public accounting firm for the year ending December 31, 2018.

During the most recent fiscal year ended December 31, 2017 and during the subsequent interim period from January 1, 2018 through June 19, 2018, neither the Company nor anyone on its behalf consulted DMCL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that DMCL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a  “ disagreement ”  or a  “ reportable event ” , each as defined in Regulation S-K Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

ITEM 9.01      Financial Statements and Exhibits.

Exhibit 16.1	Letter from BF Borders to Securities and Exchange Commission, dated June 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2018

VITAXEL GROUP LIMITED

By:	/s/ Leong Yee Ming
	Name:	Leong Yee Ming
	Title	Chief Executive Officer

EXHIBIT INDEX

Exhibit 16.1	Letter from BF Borders to Securities and Exchange Commission, dated June 20, 2018.